Kemper Intermediate Municipal Bond Fund
                           Kemper Municipal Bond Fund
                     Kemper California Tax-Free Income Fund
                       Kemper Florida Tax-Free Income Fund
                      Kemper New York Tax-Free Income Fund
                        Kemper Ohio Tax-Free Income Fund
                Supplement to Statement of Additional Information
                              Dated January 1, 2000

                             Kemper High Yield Fund
                       Kemper High Yield Opportunity Fund
                   Kemper Income and Capital Preservation Fund
                            Kemper High Yield Fund II
                            Kemper U.S. Mortgage Fund
                     Kemper Short-Term U.S. Government Fund
                          Kemper Strategic Income Fund
                     Kemper U.S. Government Securities Fund
                Supplement to Statement of Additional Information
                              Dated January 1, 2000


The above-listed Funds' non-fundamental investment restrictions have been amended by a vote of the Board of Trustees for each Fund. The following amended and restated non-fundamental policies restate in their entirety the non-fundamental restrictions for each Fund in the section entitled "Investment Restrictions" in each of the currently effective Statements of Additional Information. In addition, any reference to these policies elsewhere in the Statements of Additional Information is hereby amended.

As a matter of non-fundamental policy, each Fund will not:

o For Kemper Intermediate Municipal Bond Fund, Kemper Municipal Bond Fund, Kemper California Tax-Free Income Fund, Kemper Florida Tax-Free Income Fund, Kemper New York Tax-Free Income Fund, Kemper Ohio Tax-Free Income Fund and Kemper U.S. Government Securities Fund:

          lend portfolio securities in an amount greater than 5% of its total assets.

o For Kemper High Yield Fund, Kemper High Yield Opportunity Fund, Kemper Income and Capital Preservation Fund, Kemper High Yield Fund II, Kemper U.S. Mortgage Fund, Kemper Short-Term U.S. Government Fund and Kemper Strategic Income Fund:

          lend portfolio securities in an amount greater than one third of its total assets.

o For Kemper High Yield Fund, Kemper High Yield Opportunity Fund, Kemper Income and Capital Preservation Fund, Kemper High Yield Fund II, Kemper U.S. Mortgage Fund, Kemper Short-Term U.S. Government Fund, Kemper Strategic Income Fund and Kemper U.S. Government Securities Fund:

          borrow money in an amount greater than 5% of its total assets, except
          (i) for temporary or emergency purposes; and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings.

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o    For Kemper Intermediate Municipal Bond Fund, Kemper Municipal Bond Fund,
     Kemper California Tax-Free Income Fund, Kemper Florida Tax-Free Income Fund, Kemper New York Tax-Free Income Fund, and Kemper Ohio Tax-Free Income
     Fund:

          borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

o Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

o Purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

o Enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit; and

o Purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

o    Invest more than 15% of net assets in illiquid securities.



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